Semiannual Report

                                VIRGINIA
                                TAX-FREE
                                BOND FUND

                                ---------------
                                AUGUST 31, 2001
                                ---------------

[LOGO]

T. ROWE PRICE

Report Highlights
================================================================================

Virginia Tax-Free Bond Fund

o Municipal bonds performed well as interest rates declined and investor demand increased.

o The Virginia Tax-Free Bond Fund posted strong returns, outpacing the average Virginia fund over both the 6- and 12-month periods.

o Longer-term bonds and lower-quality investment-grade positions provided the fund's best returns.

o With the economic picture uncertain and stocks struggling, the favorable environment for bonds should continue.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Amid economic weakness and stock market turmoil, municipal bonds quietly posted superior total returns during the six months ended August 31, 2001. An aggressive interest rate reduction program by the Federal Reserve prompted strong capital gains in most segments of the municipal bond market. As a result, the Virginia Tax-Free Bond Fund posted solid results for the period.

MARKET ENVIRONMENT

      News from the economic front was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.

      The Federal Reserve was quick to respond to weakness, cutting the federal funds target rate seven times during the first eight months of 2001, from 6.5% to 3.5%. A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

      Municipal market yields declined in tandem with Fed actions. In addition, poor performance by equities significantly increased investor demand for municipal bonds. Even though supply nationwide was up by 40% over last year, rising demand--municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August--pushed prices up and yields down. Municipal yields ended the period at lows last seen in 1998 and early 1999.

--------------------
VIRGINIA BOND YIELDS
================================================================================

  [The following table was depicted as a line graph in the printed material.]

                       Virginia
                       Bond Index
08/31/00                  5.63
                          5.77
                          5.68
 11/00                    5.60
                          5.35
                          5.31
 02/01                    5.31
                          5.28
                          5.48
 05/01                    5.34
                          5.33
                          5.23
08/31/01                  5.04

Source: T. Rowe Price Associates

================================================================================

The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it.

Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.

      With rates falling sharply throughout the muni market, investors were drawn to the higher yields on longer and lower-quality offerings. Credit spreads--the differences between yields on bonds with particular credit ratings--narrowed as a result. The trend was a boon to performance among high-yield munis, which are ordinarily threatened by poor economic environments.

      Like much of the country, Virginia's economic growth is tapering. Job growth for the month of June 2001 was only 1.2% above the level seen in June 2000. Employment strength in the services and construction sectors was offset by weakness in the manufacturing sector. Geographically, Northern Virginia showed the strongest job growth, primarily among high-tech/high-wage professional services employers, as the commonwealth's employment base continued to diversify away from dependence on federal employment. Virginia's July 2001 unemployment was favorably low at 2.9%, down 0.3% from June's revised 3.2%.

      The commonwealth's financial profile remained strong. General fund revenue collections for the fiscal year ending June 30, 2001, were 2.3% above last year's and only 0.5% lower than forecast. Transportation Trust Fund revenues through June 30, 2001, were up 2.6% from the previous year and came in ahead of forecast by 1.6%. As of June 30, 2001, Virginia held $3.7 billion in cash and cash equivalents on its balance sheet. The commonwealth's debt rating remained at triple A by all three rating agencies, with a stable outlook.

      The growth targets set forth in the commonwealth's 1998 Personal Property Tax Relief Act were met, and the five-year phaseout of Virginia's property tax on cars continued, with full elimination scheduled for January 2002. Virginia assumed the responsibility to provide local governments with offsets from the general fund. Transportation needs dominate concerns, and $800 million in federal highway reim-bursement anticipation notes were approved to accelerate receipt of federal transportation funds.

      Muni bond issuance increased in Virginia as it did in most of the country. During the first six months of 2001, long-term bonds issued in the Commonwealth of Virginia rose 52% to $2.5 billion from $1.7 billion during the first six months of 2000.

PERFORMANCE AND STRATEGY REVIEW

----------------------
PERFORMANCE COMPARISON
================================================================================

Periods Ended 8/31/01                                         6 Months 12 Months
================================================================================

Virginia Tax-Free Bond Fund                                      4.65%    10.23%
--------------------------------------------------------------------------------

Lipper Virginia Municipal Debt Funds Average                     4.38      9.08
--------------------------------------------------------------------------------

      We are pleased to report solid results for the T. Rowe Price Virginia Tax-Free Bond Fund for the periods ending August 31, 2001. The six-month and one-year returns of 4.65% and 10.23% exceeded peer group averages for both periods as interest rates fell, particularly among short-term bonds. Dividends per share were unchanged at $0.28 while the fund's share price increased $0.24. The 30-day dividend yield dipped slightly to 4.67% at the end of the period, representing a still-attractive taxable equivalent yield of approximately 7.29% for taxpayers in the 36% federal tax bracket.

      Despite an increase of issuance in Virginia for the first half of 2001, demand, particularly from individual investors, outstripped available supply in the Virginia municipal market. Thus, Virginia municipal bonds continued to perform well vis-a-vis national averages. Returns were best for low-coupon longer-term bonds and lower-quality investment-grade positions.

      We took advantage of general obligation (GO) issuance and issuance by a number of Virginia state agencies over the past six months to increase our investment in the high-quality GO sector. GOs represented 19.86% of the fund's net assets at the end of the period, up from 15.85% six months earlier. We also selectively added lower-rated credits where we could, though opportunities were limited. The lower-quality, higher-yielding component of the portfolio turned the tables from previous periods of underperformance by posting a stellar six months as prices rose, yields fell, and credit spreads compressed. Overall, the portfolio's credit quality was unchanged at a relatively high AA.

      We emphasized positions closer to 20 years rather than 30 with our new investments. We have favored this approach historically because our analysis of the yield curve indicates that 20-year bonds often produce the best balance of potential return and inherent risk. Many of our 20-year positions, particularly noncallable bonds, were among the best performers for the past six months. At 6.3 years, the fund's duration was little changed from six months ago. (Duration measures a bond's sensitivity to interest rate changes. The price of a bond with a duration of six years, for example, would rise or fall 6% if rates fell or rose by one percentage point.)

OUTLOOK

      Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest--a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income than after-tax Treasuries, even to investors in the lowest tax brackets.

      Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

      While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates.

================================================================================
MUNIS ARE PROVIDING BETTER INCOME THAN AFTER-TAX TREASURIES . . .
================================================================================

      We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.

      Respectfully submitted,


      /s/ Hugh D. McGuirk

      Hugh D. McGuirk
      Chairman of the fund's Investment Advisory Committee

      September 20, 2001

      The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
================================================================================

      KEY STATISTICS

                                                              2/28/01   8/31/01
      ==========================================================================

      Price Per Share                                          $11.26    $11.50
      --------------------------------------------------------------------------

      Dividends Per Share
      --------------------------------------------------------------------------
          For 6 months                                           0.28      0.28
          ----------------------------------------------------------------------
          For 12 months                                          0.56      0.56
          ----------------------------------------------------------------------

      30-Day Dividend Yield *                                    4.82%     4.67%
      --------------------------------------------------------------------------

      30-Day Standardized Yield to Maturity                      4.29      4.05
      --------------------------------------------------------------------------

      Weighted Average Maturity (years)                         15.6      15.9
      --------------------------------------------------------------------------

      Weighted Average Effective Duration (years)                6.5       6.3
      --------------------------------------------------------------------------

      Weighted Average Quality **                                 AA        AA
      --------------------------------------------------------------------------

      * Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.

      **    Based on T. Rowe Price research.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

--------------------
PORTFOLIO HIGHLIGHTS
================================================================================

      SECTOR DIVERSIFICATION
                                                       Percent of     Percent of
                                                       Net Assets     Net Assets
                                                          2/28/01        8/31/01
      ==========================================================================

      General Obligation - Local                               16%           20%
      --------------------------------------------------------------------------
      Hospital Revenue                                         15            13
      --------------------------------------------------------------------------
      Educational Revenue                                       8             8
      --------------------------------------------------------------------------
      Prerefunded Bonds                                        10             8
      --------------------------------------------------------------------------
      Housing Finance Revenue                                   8             7
      --------------------------------------------------------------------------
      Air and Sea Transportation Revenue                        3             7
      --------------------------------------------------------------------------
      Dedicated Tax Revenue                                     8             6
      --------------------------------------------------------------------------
      Water and Sewer Revenue                                   7             6
      --------------------------------------------------------------------------
      All Other                                                24            24
      --------------------------------------------------------------------------
      Other Assets Less Liabilities                             1             1
      ==========================================================================
      Total                                                   100%          100%

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

----------------------
PERFORMANCE COMPARISON
================================================================================

      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      VIRGINIA TAX-FREE BOND FUND
      ==========================================================================

  [The following table was depicted as a line graph in the printed material.]

                  Lehman Brothers          Lipper Virginia
                  Municipal Bond           Municipal Debt              Tax-Free
  Date            Index                    Funds Average               Bond Fund

8/31/1991             $10000                  $10000                    $10000
8/31/1992              11116                   11093                     11115
8/31/1993              12473                   12443                     12551
8/31/1994              12490                   12318                     12479
8/31/1995              13598                   13254                     13435
8/31/1996              14310                   13921                     14287
8/31/1997              15633                   15128                     15531
8/31/1998              16985                   16369                     16887
8/31/1999              17070                   16230                     16771
8/31/2000              18226                   17105                     17821
8/31/2001              20084                   18751                     19643

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

      This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

      Periods Ended 8/31/01                   1 Year  3 Years  5 Years  10 Years
      ==========================================================================

      Virginia Tax-Free Bond Fund             10.23%    5.17%    6.58%     6.98%
      --------------------------------------------------------------------------

      Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
================================================================================

                                   6 Months          Year
                                      Ended         Ended
                                    8/31/01       2/28/01      2/29/00      2/28/99      2/28/98      2/28/97
      NET ASSET VALUE
      Beginning of period          $  11.26      $  10.55     $  11.45     $  11.45     $  11.05     $  11.09
                                   --------------------------------------------------------------------------

      Investment activities
       Net investment
       income (loss)                   0.28          0.56         0.54         0.55         0.57         0.57*
       Net realized and
       unrealized gain (loss)          0.24          0.71        (0.90)        0.12         0.40        (0.04)
                                   --------------------------------------------------------------------------

       Total from
       investment activities           0.52          1.27        (0.36)        0.67         0.97         0.53
                                   --------------------------------------------------------------------------

      Distributions
       Net investment income          (0.28)        (0.56)       (0.54)       (0.55)       (0.57)       (0.57)
       Net realized gain                 --            --           --        (0.12)          --           --
                                   --------------------------------------------------------------------------
       Total distributions            (0.28)        (0.56)       (0.54)       (0.67)       (0.57)       (0.57)
                                   --------------------------------------------------------------------------

      NET ASSET VALUE
      End of period                $  11.50      $  11.26     $  10.55     $  11.45     $  11.45     $  11.05
                                   ==========================================================================

      Ratios/Supplemental Data

      Total return^                   4.65%        12.30%       (3.16%)       6.02%        9.03%        5.00%*
                                   --------------------------------------------------------------------------
      Ratio of total expenses to
      average net assets              0.54%+        0.54%        0.55%        0.57%        0.58%        0.65%*
                                   --------------------------------------------------------------------------
      Ratio of net investment
      income (loss) to average
      net assets                      4.80%+        5.10%        4.96%        4.83%        5.12%        5.23%*
                                   --------------------------------------------------------------------------
      Portfolio turnover rate         45.5%+        38.1%        48.1%        47.3%        64.3%        66.2%
                                   --------------------------------------------------------------------------
      Net assets, end of period
      (in thousands)               $353,778      $318,387     $261,992     $278,812     $238,282     $195,783
                                   --------------------------------------------------------------------------

      ^     Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
      *     Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/97.
      +     Annualized

      The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================
Unaudited                                                        August 31, 2001

-----------------------
STATEMENT OF NET ASSETS                                                 Par    Value
====================================================================================
                                                                      In thousands
      VIRGINIA  89.5%

      Abingdon IDA, Johnston Memorial Hosp
             5.25%, 7/1/16                                          $ 1,500  $ 1,518
      ------------------------------------------------------------------------------
      Albemarle County IDA, Martha Jefferson Hosp., 5.50%, 10/1/20    1,000    1,018
      ------------------------------------------------------------------------------
      Alexandria, Consolidated Public Improvement, GO
      ------------------------------------------------------------------------------
             5.50%, 6/15/19                                           2,230    2,410
             -----------------------------------------------------------------------
             5.75%, 6/15/20                                           2,980    3,284
      ------------------------------------------------------------------------------
      Alexandria IDA, Episcopal High School
             5.875%, 1/1/23                                           1,250    1,349
             -----------------------------------------------------------------------
             6.00%, 1/1/17                                            1,060    1,162
      ------------------------------------------------------------------------------
      Arlington County, Public Improvement, GO
             5.00%, 2/1/17                                            2,485    2,572
             -----------------------------------------------------------------------
             5.00%, 2/1/21                                            2,820    2,868
      ------------------------------------------------------------------------------
      Arlington County IDA
          Ogden Martin, 5.25%, 1/1/10 (FSA Insured) *                 1,750    1,871
          --------------------------------------------------------------------------
          Arlington Hosp.
             7.00%, 9/1/11 (Prerefunded 9/1/01+)                      1,255    1,280
             -----------------------------------------------------------------------
          The Nature Conservancy
             5.40%, 7/1/17                                            1,815    1,920
             -----------------------------------------------------------------------
             5.45%, 7/1/27                                            1,375    1,437
      ------------------------------------------------------------------------------
      Bedford County IDA, Nekoosa Packaging, 5.60%, 12/1/25 *         4,000    3,826
      ------------------------------------------------------------------------------
      Biotechnology Research Park Auth.
          Consolidated Laboratories Project, 5.00%, 9/1/21            1,875    1,899
      ------------------------------------------------------------------------------
      Bristol Utility Systems, 5.75%, 7/15/13 (FSA Insured)           1,045    1,195
      ------------------------------------------------------------------------------
      Capital Region Airport Commission, Richmond Int'l. Airport
             VRDN (Currently 2.20%)
             (AMBAC Insured) *                                        2,000    2,000
      ------------------------------------------------------------------------------
      Charles County IDA, Waste Management, 4.875%, 2/1/09 *          3,250    3,235
      ------------------------------------------------------------------------------
      Chesapeake Bay Bridge & Tunnel Dist.
             5.50%, 7/1/25 (MBIA Insured)                             3,800    4,192
      ------------------------------------------------------------------------------
      Chesapeake Toll Road, Expressway
             5.625%, 7/15/19                                          1,250    1,293
      ------------------------------------------------------------------------------
             5.625%, 7/15/32                                          1,500    1,531
      ------------------------------------------------------------------------------
      Chesterfield County IDA, Bon Secours Health System
             5.70%, 11/15/03                                          4,000    4,140
      ------------------------------------------------------------------------------
      Danville IDA
          Danville Regional Medical Center
             5.20%, 10/1/18 (AMBAC Insured)                           2,000    2,128
             -----------------------------------------------------------------------
             6.50%, 10/1/24 (FGIC Insured)
             (Prerefunded 10/1/04+)                                   3,000    3,344

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                     Par    Value
=================================================================================
                                                                   In thousands
      Fairfax County, GO, Public Improvement, 5.25%, 6/1/17      $ 6,350  $ 6,588
      ---------------------------------------------------------------------------
      Fairfax County Economic Dev. Auth.
          National Wildlife Federation
             5.25%, 9/1/17 (MBIA Insured)                          2,000    2,104
             --------------------------------------------------------------------
          Vienna II Metrorail
             6.00%, 9/1/19                                         1,975    2,217
             --------------------------------------------------------------------
             6.00%, 9/1/20                                         2,090    2,340
      ---------------------------------------------------------------------------
      Fairfax County Housing Auth., FCRHA Office Building
             7.50%, 6/15/18 (Prerefunded 12/15/02+)                1,975    2,102
      ---------------------------------------------------------------------------
      Fairfax County IDA
          Fairfax Hosp. System, VRDN (Currently 2.00%)               800      800
          -----------------------------------------------------------------------
          Inova Health, VRDN (Currently 2.00%)                     3,900    3,900
      ---------------------------------------------------------------------------
          Fairfax County Water Auth.
             5.00%, 4/1/21                                         3,180    3,289
             --------------------------------------------------------------------
             5.80%, 1/1/16 (Escrowed to Maturity)                  6,060    6,727
             --------------------------------------------------------------------
             6.00%, 4/1/15                                         1,140    1,298
             --------------------------------------------------------------------
             6.00%, 4/1/22                                         8,725    9,542
      ---------------------------------------------------------------------------
      Frederick County IDA, Gov't. Complex Fac.
             6.50%, 12/1/14 (MBIA Insured)                         1,500    1,685
      ---------------------------------------------------------------------------
      Fredericksburg IDA, Medicorp Health
             5.25%, 6/15/16 (AMBAC Insured)                        2,500    2,603
      ---------------------------------------------------------------------------
      Giles County IDA, PCR Hoechst Celanese, 6.625%, 12/1/22 *    1,485    1,533
      ---------------------------------------------------------------------------
      Greater Richmond Convention Center Auth.
          Convention Center Expansion, 6.125%, 6/15/29             4,585    5,064
      ---------------------------------------------------------------------------
      Halifax County IDA, Halifax Regional Long-Term Care
             5.625%, 7/1/12                                        1,585    1,425
      ---------------------------------------------------------------------------
      Hampton IDA, Sentara Health, 5.375%, 11/1/15                 5,300    5,509
      ---------------------------------------------------------------------------
      Hampton Roads Medical College
             6.875%, 11/15/11                                      1,000    1,027
             --------------------------------------------------------------------
             6.875%, 11/15/11 (Prerefunded 11/15/01+)                500      515
             --------------------------------------------------------------------
             6.875%, 11/15/16 (Prerefunded 11/15/01+)                500      515
      ---------------------------------------------------------------------------
      Hanover County IDA
          Memorial Regional Medical Center
             6.50%, 8/15/10 (MBIA Insured)                         1,300    1,535
      ---------------------------------------------------------------------------
      Henrico County Economic Dev. Auth.
          Bon Secours Health Systems, 5.75%, 11/15/04              2,200    2,284
          -----------------------------------------------------------------------
          Regional Jail, 6.125%, 11/1/19                           2,000    2,254
      ---------------------------------------------------------------------------

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                      Par    Value
==================================================================================
                                                                    In thousands
      Henrico County IDA
          Bon Secours Health
             6.00%, 8/15/16 (MBIA Insured)                        $   865  $ 1,006
             ---------------------------------------------------------------------
             6.25%, 8/15/20 (MBIA Insured)                          1,750    2,068
             ---------------------------------------------------------------------
          Regional Jail
             6.00%, 8/1/15 (Prerefunded 8/1/05+)                    2,415    2,671
             ---------------------------------------------------------------------
             7.00%, 8/1/13 (Prerefunded 8/1/05+)                    1,485    1,720
      ----------------------------------------------------------------------------
      Henry County IDA, Memorial Hosp., 6.00%, 1/1/27               3,250    3,430
      ----------------------------------------------------------------------------
      Hopewell IDA
          Colonial Heights Convalescent Center
             5.75%, 10/1/04                                           150      152
             ---------------------------------------------------------------------
          Forest Hill Convalescent Center
             5.60%, 10/1/03 (Prerefunded 1/1/02+)                     100      107
             ---------------------------------------------------------------------
             5.90%, 10/1/05 (Prerefunded 1/1/02+)                     240      258
             ---------------------------------------------------------------------
          Westport Convalescent Center, 5.75%, 10/1/04                290      297
      ----------------------------------------------------------------------------
      Isle of Wight IDA, Union Camp, 6.55%, 4/1/24 *                4,250    4,374
      ----------------------------------------------------------------------------
      King George County IDA
          Birchwood Power Partners
             VRDN (Currently 2.60%) *                                 600      600
             ---------------------------------------------------------------------
             VRDN (Currently 2.65%) *                               1,700    1,700
      ----------------------------------------------------------------------------
      Lexington IDA, Stonewall Jackson Hospital, 7.00%, 7/1/30      2,250    2,273
      ----------------------------------------------------------------------------
      Loudoun County, GO
          Public Improvement
             5.25%, 1/1/14                                          1,540    1,669
             ---------------------------------------------------------------------
             5.25%, 1/1/16                                          1,540    1,641
             ---------------------------------------------------------------------
             5.25%, 1/1/17                                          2,650    2,793
             ---------------------------------------------------------------------
             5.25%, 1/1/18                                          1,650    1,732
             ---------------------------------------------------------------------
             5.25%, 1/1/20                                          2,650    2,757
             ---------------------------------------------------------------------
             5.375%, 1/1/14                                         1,650    1,796
             ---------------------------------------------------------------------
             5.75%, 12/1/18                                         1,685    1,851
      ----------------------------------------------------------------------------
      Medical College of Virginia Hosp. Auth.
             5.25%, 7/1/14 (MBIA Insured)                           1,035    1,105
      ----------------------------------------------------------------------------
      Newport News, GO, 5.50%, 7/1/12 (MBIA Insured)                2,000    2,137
      ----------------------------------------------------------------------------
      Norfolk, GO
             5.25%, 6/1/14                                          2,250    2,361
             ---------------------------------------------------------------------
             5.40%, 6/1/11                                          1,110    1,161
      ----------------------------------------------------------------------------
      Norfolk Airport Auth.
             5.375%, 7/1/16 (FGIC Insured) *                        3,325    3,538
             ---------------------------------------------------------------------
             5.375%, 7/1/17 (FGIC Insured) *                        1,600    1,671
      ----------------------------------------------------------------------------

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                      Par    Value
==================================================================================
                                                                      In thousands
      Peninsula Airport Commission, Airport Improvement, GO
             5.25%, 7/15/12 *                                     $ 1,200  $ 1,278
             ---------------------------------------------------------------------
             5.375%, 7/15/15 *                                      1,080    1,140
             ---------------------------------------------------------------------
             5.50%, 7/15/21 *                                       1,385    1,450
      ----------------------------------------------------------------------------
      Peninsula Port Auth.
          Dominion Terminal, 7.375%, 6/1/20                         2,000    2,060
          ------------------------------------------------------------------------
          Riverside Health
             6.625%, 7/1/18 (Prerefunded 7/1/02+)                   3,020    3,181
      ----------------------------------------------------------------------------
      Pocahontas Parkway Assoc., Toll Road, Zero Coupon, 8/15/18    3,000      835
      ----------------------------------------------------------------------------
      Portsmouth, Public Improvement, GO
             5.50%, 6/1/15 (FGIC Insured)                           3,480    3,705
      ----------------------------------------------------------------------------
      Prince William County Park Auth., 5.875%, 10/15/19            4,135    4,442
      ----------------------------------------------------------------------------
      Richmond, GO
             5.50%, 1/15/16 (FSA Insured)                           5,000    5,472
             ---------------------------------------------------------------------
             5.50%, 1/15/17 (FSA Insured)                           1,000    1,089
      ----------------------------------------------------------------------------
      Richmond Metropolitan Auth., Expressway
             5.25%, 7/15/17 (FGIC Insured)                          2,700    2,918
             ---------------------------------------------------------------------
             5.25%, 7/15/22 (FGIC Insured)                          4,825    5,149
      ----------------------------------------------------------------------------
      Riverside Regional Jail Auth.
             5.875%, 7/1/14 (MBIA Insured)                          1,815    1,953
             ---------------------------------------------------------------------
             5.875%, 7/1/14 (MBIA Insured)
             (Prerefunded 7/1/05+)                                  2,185    2,441
      ----------------------------------------------------------------------------
      Roanoke, Public Improvement, GO
             6.00%, 10/1/17                                           500      565
             ---------------------------------------------------------------------
             6.00%, 10/1/19                                         4,810    5,407
      ----------------------------------------------------------------------------
      Roanoke County IDA
          Carilion Health Systems
             VRDN (Currently 2.55%)                                 3,650    3,650
             ---------------------------------------------------------------------
             6.125%, 7/1/17 (MBIA Insured)                          3,905    4,584
      ----------------------------------------------------------------------------
      Southeastern Public Service Auth.
             5.00%, 7/1/02                                          1,475    1,492
             ---------------------------------------------------------------------
             5.00%, 7/1/03                                          1,000    1,019
      ----------------------------------------------------------------------------
      Univ. of Virginia
             VRDN (Currently 2.15%)                                   170      170
             ---------------------------------------------------------------------
             5.125%, 6/1/16                                         2,000    2,089
             -------------------------------------------------------------------
             5.25%, 6/1/13                                          3,880    4,191
      ----------------------------------------------------------------------------
      Upper Occoquan Sewage Auth., 4.75%, 7/1/29 (MBIA Insured)     2,250    2,192
      ----------------------------------------------------------------------------

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                       Par     Value
====================================================================================
                                                                      In thousands
      Virginia Beach Dev. Auth.
          Sentara Bayside Hosp.
             6.60%, 11/1/09 (Prerefunded 11/1/01+)                 $ 3,650   $ 3,747
             -----------------------------------------------------------------------
          Virginia Beach General Hosp.
             6.00%, 2/15/10 (AMBAC Insured)                          1,000     1,138
             -----------------------------------------------------------------------
          Westminster Canterbury, 7.25%, 11/1/32                     1,500     1,612
      ------------------------------------------------------------------------------
      Virginia College Building Auth.
          Public Higher Ed.
             5.00%, 9/1/16                                             635       654
             -----------------------------------------------------------------------
             5.00%, 9/1/18                                           5,800     5,974
             -----------------------------------------------------------------------
          Randolph Macon College
             6.625%, 5/1/13 (Prerefunded 5/1/02+)                    1,000     1,047
             -----------------------------------------------------------------------
          Washington & Lee Univ.
             5.25%, 1/1/26 (MBIA Insured)                            2,320     2,479
             -----------------------------------------------------------------------
             5.25%, 1/1/31 (MBIA Insured)                            1,750     1,870
             -----------------------------------------------------------------------
             5.75%, 1/1/34                                           5,000     5,767
      ------------------------------------------------------------------------------
      Virginia Commonwealth Univ.,
             5.75%, 5/1/15                                           3,000     3,194
             -----------------------------------------------------------------------
      Virginia HDA
             5.45%, 7/1/23 *                                         1,000     1,016
             -----------------------------------------------------------------------
             5.60%, 11/1/18                                          5,160     5,298
             -----------------------------------------------------------------------
             5.60%, 3/1/25 (MBIA Insured) *                          4,245     4,362
             -----------------------------------------------------------------------
             5.75%, 4/1/15                                             980     1,039
             -----------------------------------------------------------------------
             5.85%, 7/1/12                                           1,000     1,060
             -----------------------------------------------------------------------
             6.00%, 7/1/11 *                                         2,350     2,494
             -----------------------------------------------------------------------
             6.35%, 11/1/01                                          1,000     1,006
             -----------------------------------------------------------------------
             6.40%, 7/1/22 (MBIA Insured) *                          1,000     1,001
             -----------------------------------------------------------------------
             6.45%, 7/1/28 (MBIA Insured) *                             55        57
             -----------------------------------------------------------------------
             6.50%, 5/1/13                                           2,000     2,121
             -----------------------------------------------------------------------
             6.70%, 1/1/22 *                                           795       818
             -----------------------------------------------------------------------
             7.05%, 5/1/18                                             840       865
             -----------------------------------------------------------------------
             7.10%, 5/1/13                                           1,500     1,533
             -----------------------------------------------------------------------
          Rental Housing
             5.45%, 2/1/12 *                                         1,150     1,182
             -----------------------------------------------------------------------
             5.50%, 2/1/13 *                                         1,175     1,208
      ------------------------------------------------------------------------------

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                      Par      Value
====================================================================================
                                                                     In thousands
      Virginia Polytechnic Institute & State Univ.
          Univ. Services
             5.40%, 6/1/11                                        $ 1,000  $   1,074
             -----------------------------------------------------------------------
             5.50%, 6/1/16                                          3,000      3,181
             -----------------------------------------------------------------------
             5.50%, 6/1/20                                          1,600      1,678
      ------------------------------------------------------------------------------
      Virginia Port Auth., 5.50%, 7/1/11 *                          2,270      2,403
      ------------------------------------------------------------------------------
      Virginia Public Building Auth.
             5.00%, 8/1/20                                          1,000      1,018
             -----------------------------------------------------------------------
             6.25%, 8/1/15 (Prerefunded 8/1/04+)                    1,550      1,708
      ------------------------------------------------------------------------------
      Virginia Public School Auth., GO
             5.00%, 8/1/18                                          3,905      4,018
             -----------------------------------------------------------------------
             6.50%, 8/1/16                                          2,890      3,257
             -----------------------------------------------------------------------
          School Financing
             5.00%, 8/1/20                                          2,000      2,037
             -----------------------------------------------------------------------
             5.625%, 6/1/13                                         3,000      3,209
      ------------------------------------------------------------------------------
      Virginia Resources Auth.
          Hopewell Regional Wasterwater Project
             5.75%, 10/1/21 *                                       1,335      1,430
             -----------------------------------------------------------------------
          Revolving Water Fund, 5.625%, 10/1/22                     1,400      1,504
      ------------------------------------------------------------------------------
      Virginia Transportation Board
          Oak Grove Connector, 5.25%, 5/15/22                       1,385      1,428
          --------------------------------------------------------------------------
          Route 28 Project, 6.50%, 4/1/18                           1,000      1,032
          --------------------------------------------------------------------------
          Route 58 Project, 5.625%, 5/15/13                         3,000      3,124
      ------------------------------------------------------------------------------
      Washington County IDA
          Johnston Memorial Hosp.
             6.25%, 7/1/06 (Prerefunded 7/1/05+)                    1,660      1,821
             -----------------------------------------------------------------------
             6.75%, 7/1/12 (Prerefunded 7/1/02+)                    1,500      1,581
      ------------------------------------------------------------------------------
      York County, Sewer, 5.875%, 6/1/24                            1,000      1,083
      ------------------------------------------------------------------------------
      Total Virginia (Cost $300,023)                                         316,796
                                                                           ---------
      DISTRICT OF COLUMBIA 3.8%

      Metropolitan Washington Airport Auth.
             5.00%, 10/1/31 (MBIA Insured) *                        3,600      3,534
             -----------------------------------------------------------------------
             5.50%, 10/1/27 (MBIA Insured) *                        4,230      4,416
             -----------------------------------------------------------------------
             5.75%, 10/1/11 (MBIA Insured) *                        1,500      1,586
             -----------------------------------------------------------------------
             6.625%, 10/1/19 (MBIA Insured) *                       3,550      3,748
      ------------------------------------------------------------------------------
      Total District of Columbia (Cost $12,697)                               13,284
                                                                           ---------

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

                                                                       Par       Value
======================================================================================
                                                                          In thousands
      PUERTO RICO 5.4%

      Puerto Rico Commonwealth, GO
          Public Improvement, 5.125%, 7/1/30 (FSA Insured)          $2,500   $   2,557
      --------------------------------------------------------------------------------
      Puerto Rico Commonwealth Infrastructure Fin. Auth.
             5.50%, 10/1/40                                          5,500       5,877
      --------------------------------------------------------------------------------
      Puerto Rico Electric Power Auth., 6.00%, 7/1/14                1,000       1,085
      --------------------------------------------------------------------------------
      Puerto Rico Highway & Transportation Auth.
             5.50%, 7/1/15 (FSA Insured)                             2,000       2,264
             -------------------------------------------------------------------------
             6.00%, 7/1/31                                           1,000       1,114
             -------------------------------------------------------------------------
             6.25%, 7/1/14                                           1,500       1,796
             -------------------------------------------------------------------------
             6.50%, 7/1/27                                           2,470       2,873
      --------------------------------------------------------------------------------
      Puerto Rico Ind., Tourist, Ed., Medical & Environmental Fac.
          Cogen Fac., 6.625%, 6/1/26 *                               1,500       1,642
      --------------------------------------------------------------------------------
      Total Puerto Rico (Cost $17,742)                                          19,208
                                                                             ---------

Total Investments in Securities

98.7% of Net Assets (Cost $330,462)                                          $ 349,288

Other Assets Less Liabilities                                                    4,490
                                                                             ---------

NET ASSETS                                                                   $ 353,778
                                                                             =========
Net Assets Consist of:

Accumulated net investment income - net of distributions                     $     179

Accumulated net realized gain/loss - net of distributions                       (3,077)

Net unrealized gain (loss)                                                      18,826

Paid-in-capital applicable to 30,760,874 no par value shares of beneficial interest outstanding; unlimited number of
shares authorized                                                              337,850
                                                                             ---------

NET ASSETS                                                                   $ 353,778
                                                                             =========

NET ASSET VALUE PER SHARE                                                    $   11.50
                                                                             =========

    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

Unaudited

-----------------------
STATEMENT OF OPERATIONS
================================================================================
In thousands

                                                                       6 Months
                                                                          Ended
                                                                        8/31/01

      Investment Income (Loss)
       Interest income                                                 $  8,945
                                                                       --------
      Expenses
       Investment management                                                703
       Shareholder servicing                                                104
       Custody and accounting                                                57
       Prospectus and shareholder reports                                    15
       Registration                                                           8
       Legal and audit                                                        7
       Trustees                                                               6
       Miscellaneous                                                          2
                                                                       --------
       Total expenses                                                       902
       Expenses paid indirectly                                              (5)
                                                                       --------
       Net expenses                                                         897
                                                                       --------
      Net investment income (loss)                                        8,048
                                                                       --------

      Realized and Unrealized Gain (Loss)

      Net realized gain (loss)
       Securities                                                         1,263
       Futures                                                                1
                                                                       --------
       Net realized gain (loss)                                           1,264
                                                                       --------
      Change in net unrealized gain or loss
       Securities                                                         6,086
       Futures                                                                7
                                                                       --------
       Change in net unrealized gain or loss                              6,093
                                                                       --------
      Net realized and unrealized gain (loss)                             7,357
                                                                       --------

      INCREASE (DECREASE) IN NET
      ASSETS FROM OPERATIONS                                           $ 15,405
                                                                       ========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
================================================================================
In thousands

                                                           6 Months        Year
                                                              Ended       Ended
                                                            8/31/01     2/28/01

        Increase (Decrease) in Net Assets

        Operations
         Net investment income (loss)                      $  8,048    $ 14,452
         Net realized gain (loss)                             1,264        (689)
         Change in net unrealized gain or loss                6,093      19,173
                                                           --------------------
         Increase (decrease) in net assets from operations   15,405      32,936
                                                           --------------------

        Distributions to shareholders
         Net investment income                               (7,989)    (14,452)
                                                           --------------------

        Capital share transactions *
         Shares sold                                         40,360      68,584
         Distributions reinvested                             5,984      10,602
         Shares redeemed                                    (18,369)    (41,275)
                                                           --------------------

         Increase (decrease) in net assets from capital
         share transactions                                  27,975      37,911
                                                           --------------------

        Net Assets

        Increase (decrease) during period                    35,391      56,395
        Beginning of period                                 318,387     261,992
                                                           --------------------

        End of period                                      $353,778    $318,387
                                                           ====================

      *Share information
         Shares sold                                          3,579       6,266
         Distributions reinvested                               530         972
         Shares redeemed                                     (1,631)     (3,791)
                                                           --------------------
         Increase (decrease) in shares outstanding            2,478       3,447

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================
Unaudited                                                        August 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
================================================================================

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Virginia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

      Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its securities, and corresponding unrealized gain/loss thereon, in the amount of $107,000 reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $59,000 ($0.002 per share), decrease net realized gain/loss on securities by $36,000 ($0.001 per share), and decrease net

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

      unrealized gain/loss on securities by $23,000 ($0.001 per share). This change had no effect on the fund's net assets or total return.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Futures Contracts During the six months ended August 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $95,147,000 and $72,855,000, respectively, for the six months ended August 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $4,150,000 of capital loss carryforwards, $2,059,000 of which expires in 2008, and $2,091,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

T. ROWE PRICE VIRGINIA TAX-FREE BOND FUND
================================================================================

      At August 31, 2001, the cost of investments for federal income tax purposes was $330,332,000. Net unrealized gain aggregated $18,956,000 at period end, of which $19,532,000 related to appreciated investments and $576,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $124,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $120,000 for the six months ended August 31, 2001, of which $24,000 was payable at period end.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

Invest With Confidence [LOGO](R)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F48-051 8/31/01 R